Exhibit 10.3

ASSIGNMENT AND ASSUMPTION OF LEASES,

RENTS, AND SECURITY DEPOSITS

THIS ASSIGNMENT AND ASSUMPTION OF LEASES, RENTS, AND SECURITY DEPOSITS AGREEMENT dated the 28th day of February, 2013, (the “Agreement”) is made and entered into by and between ADCARE HEALTH SYSTEMS, INC., an Ohio corporation and NEW LINCOLN LTD., an Ohio limited partnership, collectively, as Seller (“Assignor”), and LINCOLN LODGE RETIREMENT RESIDENCE LLC, an Ohio limited liability company an Ohio nonprofit corporation as Buyer (“Assignee”).

WITNESSETH:

WHEREAS, Assignor is the lessor under certain leases executed with respect to that certain real property commonly known as 4959 Medfield Way, Columbus, Ohio (the “Property”), which leases are described in Schedule 1 attached hereto (the “Leases”); and

WHEREAS, Assignor desires to transfer and assign all its right, title and interest in, as lessor in the Leases and amendments or modifications thereto, the rents and payments accruing under such Leases on or after the date of closing, and the transfer of all Security Deposits to Assignee upon the date of closing of the purchase and sale of the Property, and Assignee desires to accept the assignment thereof;

NOW, THEREFORE, in consideration of the promises and conditions contained herein, the parties hereby agree as follows:

1.                                      Assignor hereby assigns to Assignee all of its right, title and interest in and to the Leases herein described.

2.                                      Assignor warrants and represents that as of the date hereof;

(a)                                 The attached list includes all of the Leases affecting the property being acquired by Assignee from Assignor. As of the date hereof, there are no assignments of or agreements to assign the Leases to any other party.

(b)                                 The Leases are in full force and effect and there exist no defaults on the part of Assignor thereunder, nor does Assignor have any actual knowledge of any defaults or any acts or events which with the passage of time or the giving of notice could become defaults thereunder on the part of any tenant.

3.                                      Assignor hereby agrees to indemnify Assignee against and hold Assignee harmless from any and all cost, liability, loss, damage or expense, including without limitation, reasonable attorneys’ fees, originating prior to the date hereof and arising out of the lessor’s obligations under the Leases described in Schedule 1.

4.                                      Assignee hereby assumes all of the landlord’s or lessor’s obligations under the Leases described in Schedule 1 and agrees to indemnify Assignor against and hold Assignor harmless from any and all cost, liability, loss, damage or expense, including without limitation, reasonable attorneys’ fees, originating subsequent to the date hereof and arising out of the lessor’s obligations under the Leases.

5.                                      In the event of any litigation between Assignor and Assignee arising out of the obligations of the parties under this Assignment or concerning the meaning or interpretation of any provision contained herein, the losing party shall pay the prevailing party’s costs and expenses of such litigation, including, without limitation, reasonable attorney’s fees.

6.                                      This Agreement shall be binding on and insure to the benefit of the parties hereto, their heirs, executors, administrators, successors in interest and assigns.

[Signature page follows]

IN WITNESS WHEREOF, the Assignor and Assignee have executed this Agreement the day and year first above written.

ASSIGNOR:

ADCARE HEALTH SYSTEMS, INC.,
an Ohio corporation

By:	/s/ Martin D. Brew
Name:	Martin D. Brew
Title:	CFO

NEW LINCOLN LTD.,
an Ohio limited partnership

By:	/s/ Martin D. Brew
Name:	Martin D. Brew
Title:	CFO

ASSIGNEE:

LINCOLN LODGE RETIREMENT RESIDENCE LLC,
an Ohio limited liability company

By:	CHP ACQUISITION COMPANY LLC,
an Ohio limited liability company,
its Sole Member and Manager

By:	/s/ Roger C. Vincent
Roger C. Vincent, Manager

SIGNATURE PAGE

ASSIGNMENT OF LEASES